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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         October 16 , 1998
                                                 -------------------------------


                          HOLLYWOOD CASINO CORPORATION
                               HWCC-TUNICA, INC.
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          (Exact name of each Registrant as specified in its charter)


           DELAWARE                                             75-2352412
            TEXAS                        33-48887               75-2513808
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  (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)               File Number)         Identification No.)


Two Galleria Tower, Suite 2200, 13455 Noel Road, Dallas, Texas  75240
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              (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code (972) 392-7777
                                                  ------------------------------



--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

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ITEM 4. CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANT

     On October 22, 1998, the Registrants filed a current report on Form 8-K to report a change in their certifying accountants. This Form 8-K/A amends that report by including as Exhibit 99.2 the letter provided by the Registrants' former accountants to the Securities and Exchange Commission.

ITEM 7.  EXHIBITS

Exhibit
Number         Description
------         -----------

*99.1 Petition filed on October 8, 1998 in the District Court of Dallas County, Texas by Hollywood Casino Corporation and Greate Bay Casino Corporation ("Plaintiffs") against Arthur Andersen L.L.P., Richard L. Robbins, Michael E. Gamache, Daniel J. Meehan, and Brent A. Railsback ("Defendants")

99.2 Letter dated October 26, 1998 from Arthur Andersen LLP to the Office of Chief Accountant, Securities and Exchange Commission.

------------------

* Incorporated by reference to the same-numbered exhibit to the Form 8-K filed October 22, 1998 by the Registrants with the Securities and Exchange Commission.

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                                   SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                          HOLLYWOOD CASINO CORPORATION
                                       -----------------------------------
                                                    Registrant


Date:  October 30, 1998                By: /s/  Charles F. LaFrano III
     ---------------------                --------------------------------
                                                Charles F. LaFrano III
                                             Vice President - Finance and
                                             Principal Accounting Officer



                                                HWCC-TUNICA, INC.
                                       -----------------------------------
                                                    Registrant

Date:  October 30, 1998                By: /s/  Charles F. LaFrano III
     ---------------------                --------------------------------
                                                Charles F. LaFrano III
                                                    Vice President

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                               INDEX TO EXHIBITS



Exhibit
Number         Description
------         -----------

*99.1 Petition filed on October 8, 1998 in the District Court of Dallas County, Texas by Hollywood Casino Corporation and Greate Bay Casino Corporation ("Plaintiffs") against Arthur Andersen L.L.P., Richard L. Robbins, Michael E. Gamache, Daniel J. Meehan, and Brent A. Railsback ("Defendants")

99.2 Letter dated October 26, 1998 from Arthur Andersen LLP to the Office of Chief Accountant, Securities and Exchange Commission.

------------------

* Incorporated by reference to the same-numbered exhibit to the Form 8-K filed October 22, 1998 by the Registrants with the Securities and Exchange Commission.





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